UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 19, 2015 (December 5, 2014)

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 11, 2014, Eastman Chemical Company ("Eastman" or the "Company") filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission ("SEC") to report the completion of its previously announced acquisition of Taminco Corporation ("Taminco"). This Form 8-K/A amends and supplements the Original Report to include the financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Taminco required to be filed pursuant to this Item 9.01(a) have previously been filed with the SEC by Taminco and are incorporated by reference as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is included in Exhibit 99.3 hereto:

•	Unaudited Pro Forma Condensed Combined Statement of Earnings for nine months ended September 30, 2014;

•	Unaudited Pro Forma Condensed Combined Statement of Earnings for year ended December 31, 2013;

•	Unaudited Pro Forma Condensed Combined Statement of Financial Position as of September 30, 2014; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of Ernst & Young Bedrijfsrevisoren BCVBA
99.1
Unaudited Condensed Consolidated Financial Statements of Taminco Corporation as of and for the three and nine months ended September 30, 2014 and the notes related thereto (incorporated by reference from Taminco Corporation's Quarterly Report on Form 8-K, file No. 001-35875, filed with the SEC on November 6, 2014).

99.2
Audited Consolidated Financial Statements of Taminco Corporation as of and for the year ended December 31, 2013, the notes related thereto and the related independent auditors reports of PricewaterhouseCoopers LLP and Ernst & Young Bedrijfsrevisoren BCVBA (incorporated by reference from Taminco Corporation's Annual Report on Form 10-K, file No. 001-35875, filed with the SEC on February 28, 2014).

99.3	Unaudited Pro Forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

By:	/s/ Scott V. King
	Name:	Scott V. King
	Title:	Vice President, Finance and Chief Accounting Officer
Date: February 19, 2015

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of Ernst & Young Bedrijfsrevisoren BCVBA
99.1
Unaudited Condensed Consolidated Financial Statements of Taminco Corporation as of and for the three and nine months ended September 30, 2014 and the notes related thereto (incorporated by reference from Taminco Corporation's Quarterly Report on Form 8-K, file No. 001-35875, filed with the SEC on November 6, 2014).

99.2
Audited Consolidated Financial Statements of Taminco Corporation as of and for the year ended December 31, 2013, the notes related thereto and the related independent auditors reports of PricewaterhouseCoopers LLP and Ernst & Young Bedrijfsrevisoren BCVBA (incorporated by reference from Taminco Corporation's Annual Report on Form 10-K, file No. 001-35875, filed with the SEC on February 28, 2014).

99.3	Unaudited Pro Forma Financial Information